                                                                                                          EXHIBIT 10

                                         NAVISTAR INTERNATIONAL CORPORATION
                                            AND CONSOLIDATED SUBSIDIARIES
                                          ---------------------------------
                                                 MATERIAL CONTRACTS

    The following documents of Navistar  International  Corporation and its affiliate Navistar Financial Corporation are incorporated herein by reference.

10.28        Supplement No. 1, dated as of July 24, 2001, to Indenture dated October 16, 2000,  between Truck Retail
             Instalment  Paper Corp.,  as Issuer,  and The Bank of New York, as Indenture  Trustee filed on Form 8-K dated July 25, 2001.  Commission File No. 1-4146-1.

The following documents of Navistar International Corporation are filed herewith.

                                                                                                   Form 10-Q Page
                                                                                                   --------------
*10.29       Amendment  No.  1 to  the  Navistar  International  Corporation  Stock  Ownership
             Program, effective as of April 17, 2001.                                                   E-6

*10.30       Form of  Executive  Severance  Agreement  Amendment  which is  executed  with all
             executive officers.                                                                        E-9

          *  Indicates a management contract or compensatory plan or arrangement  required to be filed as an exhibit to this report pursuant to Item 14(c).

                                                        E-5